Third-Quarter 2021

Third Quarter Overall Net Sales
$706.5M | ↑ 28.9%

Diluted Earnings Per Share: $2.31 | ↑ 112%
Adjusted Diluted Earnings Per Share: $2.06 | ↑ 79%



"We had robust growth in all three of our Proprietary Products market units, led by the sales of components in our High-Value Product (HVP) portfolio.

This quarter's strong performance came from both our base business, especially in the Biologics market unit, and COVID-19 related sales. Demand continues to grow for our premium offerings, such as NovaPure and FluroTec components, and, as a result, we are again increasing our planned capital expenditures, commencing next year, to expand HVP capacity at existing sites."

Eric M. Green
President and Chief Executive Officer
West Pharmaceutical Services, Inc.

OVERALL ORGANIC SALES GROWTH

Proprietary Products Q3 2021 organic sales growth of 35.7%, led by sales of high-value products, which grew double digits

Q3 27.9%

Market unit	Growth
BIOLOGICS	DD
GENERICS	DD
PHARMA	DD
CONTRACT MANUFACTURING	LSD

Abbreviations: LSD – low-single digit; MSD – mid-single digit; HSD – high-single digit; DD – double digit

Cautionary Statement Under the Private Securities Litigation Reform Act of 1995
This presentation and any accompanying management commentary contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under "Cautionary Statement" in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Non-U.S. GAAP Financial Measures
Certain financial measures included in these presentation materials, or which may be referred to in management's discussion of the Company's results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), and therefore are referred to as non-U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to "Reconciliation of Non-U.S. GAAP Financial Measures" at the end of these materials for more information.

WST Q3 2021 Earnings
1

West Pharmaceutical Services, Inc. Eric M. Green President & CEO Third-Quarter Results 2021 Analyst Conference Call 9 a.m. Eastern Time | October 28, 2021 Bernard J. Birkett Senior Vice President & CFO

3 West Analyst Conference Call 9 a.m. Eastern Time October 28, 2021 A webcast of today’s call can be accessed in the “Investors” section of the Company’s website: www.westpharma.com To participate on the call, please dial: 877-930-8295 (U.S.) 253-336-8738 (International) The conference ID is 5587559 An online archive of the broadcast will be available at the website three hours after the live call and will be available through Thursday, November 4, 2021 by dialing: These presentation materials are intended to accompany today’s press release announcing the Company’s results for the third quarter 2021 and management’s discussion of those results during today’s conference call. 855-859-2056 (U.S.) 404-537-3406 (International) The conference ID is 5587559 WST Q3 2021 Earnings

4 Safe Harbor Statement This presentation and any accompanying management commentary contain “forward- looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 Non-U.S. GAAP Financial Measures Registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith® and Daikyo® are registered trademarks of Daikyo Seiko, Ltd. Trademarks WST Q3 2021 Earnings

Q3 Highlights

FINANCIALS

- Third quarter 2021 net sales of $706.5 million grew 28.9%; organic sales growth was 27.9%
- Third quarter 2021 reported-diluted EPS of $2.31 increased 112%; adjusted-diluted EPS of $2.06 increased 79%
- Raising net sales and adjusted-diluted EPS guidance for full-year 2021
- Declaring dividend increase - 29th consecutive annual raise



MARKET-LED STRATEGY



GLOBALIZATION OF MANUFACTURING NETWORK



COVID-19 PANDEMIC EFFORTS

WST Q3 2021 Earnings

5

6 Q3 Drivers of Growth in our High-Value Product (HVP) portfolio WST Q3 2021 Earnings

7 Continue to accelerate multi-phased investments to meet HVP demand WST Q3 2021 Earnings Completed investment across the network to increase HVP capacity Investment for additional equipment and validated lines — expected to be complete by end of 2021 Investment approved with anticipated future vaccine demand – expected to be complete by end of 2022 Additional investment approved to begin in 2022 – focus on capacity expansion of NovaPure production at HVP sites in US and Europe.

8 Six Pillars: $3.1 MILLION in corporate and foundation giving in 2020 in absolute water consumption from 2019 to 2020 >50% of West’s C-suite comprised of women, people of color or international diversity in Energy from 2019 to 2020 in waste recycled and global waste diversion at sites in 2020 West is Driving Sustainable Business Practices • Compliance & Ethics • Philanthropy • Health & Safety • Diversity & Talent • Environmental Sustainability • Quality WST Q3 2021 Earnings Progress Reduction Improvement United Nations Global Compact ESG Reporting Standards • Global Reporting Index Standards (GRI) -2020 • Task Force on Climate-Related Financial Disclosures (TFCD)* -2021 • Sustainability Accounting Standards Board ESG (SASB)*-2021 * On Track to be published as supplement to 2020 CR report

9 Third-Quarter 2021 Summary Results ($ millions, except earnings-per-share (EPS) data) Three Months Ended September 30 2021 2020 Reported Net Sales $706.5 $548.0 Gross Profit Margin 40.8% 35.5% Reported Operating Profit $181.4 $99.2 Adjusted Operating Profit (1) $182.8 $103.9 Reported Operating Profit Margin 25.7% 18.1% Adjusted Operating Profit Margin (1) 25.9% 19.0% Reported-Diluted EPS $2.31 $1.09 Adjusted-Diluted EPS (1) $2.06 $1.15 “Adjusted Operating Profit,” “Adjusted Operating Profit Margin” and “Adjusted-Diluted EPS” are Non-U.S. GAAP financial measures. See slides 17-21 and the discussion under the heading “Non-U.S. GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. (1) WST Q3 2021 Earnings

Third-Quarter 2021 Organic Sales Growth



Overall Organic Sales Growth – 27.9% (Q3 2021)

Proprietary Products Q3 2021 organic sales growth of 35.7% led by sales of high-value products, which grew double digits

BIOLOGICS

Double-Digit

Sales led by high-value products, including FluroTec®, Daikyo®, NovaPure® and Westar® components

GENERICS

Double-Digit

Sales led by high-value products, including FluroTec® and Westar® components

PHARMA

Double-Digit

Sales led by high-value products, including FluroTec®, Westar® and NovaPure® components

CONTRACT MANUFACTURING

Low-Single Digit

Organic sales growth of 2.1%, led by sales of healthcare-related medical devices

WST Q3 2021 Earnings

10

11 Change in Consolidated Net Sales Third-quarter 2020 to 2021 ($ millions) WST Q3 2021 Earnings

12 Gross Profit Update ($ millions) Three Months Ended September 30, 2021 2020 Proprietary Products Gross Profit $267.3 $171.9 Proprietary Products Gross Profit Margin 46.3% 40.8% Contract-Manufactured Products Gross Profit $20.9 $22.7 Contract-Manufactured Products Gross Profit Margin 16.1% 17.9% Consolidated Gross Profit $288.2 $194.6 Consolidated Gross Profit Margin 40.8% 35.5% WST Q3 2021 Earnings

13 Cash Flow and Balance Sheet Metrics ($ millions) Cash Flow Items YTD Q3 2021 YTD Q3 2020 Depreciation and Amortization $87.9 $80.6 Operating Cash Flow $423.2 $323.8 Capital Expenditures $176.9 $116.7 Financial Condition September 30, 2021 December 31, 2020 Cash and Cash Equivalents $688.0 $615.5 Debt $254.1 $255.2 Equity $2,202.3 $1,854.5 Working Capital $1,039.7 $870.3 WST Q3 2021 Earnings

14 2021 Full-Year Guidance 2021 Full-Year Guidance Consolidated Net Sales $2.800 - $2.810 billion Adjusted-Diluted EPS $8.40 - $8.50 WST Q3 2021 Earnings

15 Strong Base Business Delivering Unique Value Propositions Global Operational Effectiveness Accelerating Investments for the Future We are proud to serve as the valuable, trusted partner for customers across the globe to support patient health. WST Q3 2021 Earnings

16 Eric M. Green President and Chief Executive Officer Bernard J. Birkett Senior Vice President and Chief Financial Officer Quintin Lai Vice President, Corporate Strategy & Investor Relations Q & A WST Q3 2021 Earnings

17 Notes to Non-U.S. GAAP Financial Measures The non-U.S. GAAP financial measures are incorporated into our discussion and analysis as management uses them in evaluating our results of operations and believes that this information provides users a valuable insight into our overall performance and financial position. A reconciliation of these adjusted Non-U.S. GAAP financial measures to the comparable U.S. GAAP financial measures is included in the accompanying tables. For the purpose of aiding the comparison of our year-over-year results, we may refer to net sales and other financial results excluding the effects of changes in foreign currency exchange rates. Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. We may also refer to financial results excluding the effects of unallocated items. The re-measured results excluding effects from currency translation, the impact from acquisitions and/or divestitures, and the effects of unallocated items are not in conformity with U.S. GAAP and should not be used as a substitute for the comparable U.S. GAAP financial measures. WST Q3 2021 Earnings

18 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Three months ended September 30, 2021 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $181.4 $12.0 $175.6 $2.31 Restructuring and related charges 0.3 0.1 0.2 - Amortization of Acquisition-related Intangible Assets 0.2 - 0.7 0.01 Cost investment activity 0.9 0.2 0.7 0.01 Royalty acceleration - 20.4 (20.4) (0.27) Adjusted (Non-U.S. GAAP) $182.8 $32.7 $156.8 $2.06 WST Q3 2021 Earnings Nine months ended September 30, 2021 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $568.3 $73.0 $514.1 $6.78 Restructuring and related charges 2.5 0.6 1.9 0.02 Pension Settlement - 0.2 0.6 0.01 Amortization of Acquisition-related Intangible Assets 0.6 0.1 2.1 0.03 Cost investment activity 1.8 (0.1) 1.9 0.02 Tax law changes - 1.4 (1.4) (0.02) Royalty acceleration - 20.4 (20.4) (0.27) Adjusted (Non-U.S. GAAP) $573.2 $95.6 $498.8 $6.57

19 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Three months ended September 30, 2020 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $99.2 $21.1 $82.3 $1.09 Pension Settlement - 0.3 0.8 0.01 Restructuring and severance related charges 4.5 1.1 3.4 0.04 Amortization of Acquisition-related Intangible Assets 0.2 - 0.7 0.01 Adjusted (Non-U.S. GAAP) $103.9 $22.5 $87.2 $1.15 WST Q3 2021 Earnings Nine months ended September 30, 2020 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $290.8 $52.1 $247.8 $3.28 Pension Settlement - 0.8 2.6 0.03 Restructuring and severance related charges 6.7 1.7 5.0 0.06 Amortization of Acquisition-related Intangible Assets 0.4 0.1 2.9 0.04 Adjusted (Non-U.S. GAAP) $297.9 $54.7 $258.3 $3.41

20 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Net Sales to Organic Net Sales (1) ($ millions) Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. (1) Three months ended September 30, 2021 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $577.0 $129.7 $(0.2) $706.5 Effect of changes in currency translation rates (5.0) (0.5) - (5.5) Organic net sales (Non-U.S. GAAP) (1) $572.0 $129.2 $(0.2) $701.0 WST Q3 2021 Earnings Nine months ended September 30, 2021 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $1,708.0 $393.2 $(0.4) $2,100.8 Effect of changes in currency translation rates (57.9) (9.3) - (67.2) Organic net sales (Non-U.S. GAAP) (1) $1,650.1 $383.9 $(0.4) $2,033.6

21 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported-Diluted EPS Guidance to Adjusted-Diluted EPS Guidance 2020 Actual 2021 Guidance % Change Reported-diluted EPS (U.S. GAAP) $4.57 $8.60 to $8.70 88.2% to 90.4% Restructuring and related charges 0.07 0.02 Pension Settlement 0.04 0.01 Amortization of acquisition-related intangible assets 0.05 0.04 Cost investment activity 0.03 0.02 Tax law change - (0.02) Royalty acceleration - (0.27) Adjusted-diluted EPS (Non-U.S. GAAP) (1) $4.76 $8.40 to $8.50 76.5% to 78.6% (1) See “Full-year 2021 Financial Guidance” and “Non-U.S. GAAP Financial Measures” in today’s press release for additional information regarding adjusted-diluted EPS. We have opted not to forecast 2021 tax benefits from stock-based compensation in upcoming quarters, as they are out of the Company’s control. Instead, we recognize the benefits as they occur. In the first nine months of 2021, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.35. Any future tax benefits associated with stock-based compensation that we receive in 2021 would provide a positive adjustment to our full-year EPS guidance. In 2020, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.27. WST Q3 2021 Earnings